UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 3, 2020

RF INDUSTRIES, LTD.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-13301 (Commission File Number)	88-0168936 (I.R.S. Employer Identification No.)

7610 Miramar Road, Bldg. 6000

San Diego, California 92126-4202

(Address of Principal Executive Offices)

(858) 549-6340

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	RFIL	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On September 3, 2020, RF Industries, Ltd. (the “Company”) held its Annual Meeting at its offices at 7610 Miramar Road, Suite 6000, San Diego, California, 92126. At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on July 22, 2020 (as amended, the “Proxy Statement”). At the Annual Meeting, 8,184,862 shares, or approximately 83.87% of all outstanding shares of common stock, were present either in person or by proxy. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter.

●	Proposal 1: to elect Marvin H. Fink and Gerald T. Garland to the Company’s Board of Directors as Class I directors, for a three-year term expiring at the 2023 Annual Meeting;

●	Proposal 2: a proposal to approve the Company’s 2020 Equity Incentive Plan;

●	Proposal 3: a proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement;

●	Proposal 4: a proposal to ratify CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2020.

Voting Results

Proposal 1: Marvin H. Fink and Gerald T. Garland were elected as directors on the following vote:

●	Marvin H. Fink was elected with 4,031,708 “FOR” votes and 428,547 “WITHHELD” votes;

●	Gerald T. Garland was elected with 4,220,826 “FOR” votes and 239,429 “WITHHELD” votes.

In addition, there were 3,724,607 broker non-votes in connection with this proposal.

Proposal 2: This proposal was approved with 3,975,178 “FOR” votes, 451,206 “AGAINST” votes and 33,871 “ABSTAIN” votes. There were 3,724,607 broker non-votes in connection with this proposal.

Proposal 3: This proposal was approved with 4,166,790 “FOR” votes, 270,602 “AGAINST” votes and 22,863 “ABSTAIN” votes. There were 3,724,607 broker non-votes in connection with this proposal.

Proposal 4: This proposal was approved with 8,121,293 “FOR” votes, 30,436 “AGAINST” votes and 33,133 “ABSTAIN” votes. There were no broker non-votes in connection with this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 3, 2020	By:	/s/ Robert Dawson
Robert Dawson
President and Chief Executive Officer